Christopher Weil & Company Core Investment Fund (CWCFX)
Christopher Weil & Company Global Dividend Fund (CWGDX)

Each a series of PFS Funds 1939 Friendship Drive, Suite C El Cajon, California 92020 Supplement dated June 15, 2016

To the Funds’ Prospectus dated March 31, 2016, as supplemented from time to time.

The section entitled “Dividends and Distributions” on page 21 of the prospectus is replaced with the following:

Dividends and Distributions

The Funds intend to pay capital gain distributions, if any, on an annual basis. The Funds also intend to pay income distributions, if any, on an annual basis. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of a Fund or receive these distributions in cash. Dividends and distributions from the Funds are automatically reinvested in the Funds, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the transfer agent at 1-888-550-9266 or send a written notification to:

Christopher Weil & Company Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE